Sentinel Benefit Provider

     Supplement dated August 10, 2005 to the Prospectuses dated May 2, 2005

PURCHASING SHARES

When all or a portion of a premium payment is received without a clear portfolio designation or allocated to a portfolio that is not available for investment, we may deposit the undesignated portion or the entire amount, as applicable, into the Sentinel Variable Products Trust Money Market Fund. We will treat your inaction as approval of this investment allocation. You may at any time after the deposit direct us to redeem or exchange the shares of the Sentinel Variable Products Trust Money Market Fund, which will be completed at the next appropriate net asset value. All transactions will be subject to any applicable fees or charges.

NAME CHANGE

All references to the AIM V.I. Health Sciences Fund are deleted and replaced with references to the AIM V.I. Global Health Care Fund.

INSURABLE INTEREST

The following is added to the "Summary of Principal Risks of Purchasing a Policy:"

      INSURABLE INTEREST RISK

      State laws typically govern whether an employer has an insurable interest in a particular employee and, therefore, is entitled to the proceeds of a life insurance policy on such employee. These laws may limit the insured under your Policy to a key, executive and/or highly compensated employee. If you purchase a Policy insuring an employee and it is later determined you did not have an insurable interest in that employee, you may lose some or all of the benefits of the purchase. You should consult qualified legal counsel on all Policy-related insurable interest matters.